EXHIBIT 23(A)


                    CONSENT OF INDEPENDENT ACCOUNTANTS


            We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
February 20, 1996 appearing on page 40 of Consolidated
Natural Gas Company's Annual Report on Form 10-K for the year ended December 31, 1995.



PRICE WATERHOUSE LLP
Pittsburgh, Pennsylvania  15219-9954
December 24, 1996